May 2024 Corporate Investor Deck

Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” or “continue” or other comparable terminology. Forward-looking statements in this communication include the Company's expectations regarding net sales and adjusted EBITDA for the year ended December 31, 2024. Forward-looking statements are not guarantees of our future performance, are based on our current expectations and assumptions regarding our business, the economy and other future conditions, and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, including the risks described in Part I, Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”), and in Part II, Item 1A under the heading Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024. Factors that could cause future results to differ from those expressed by forward-looking statements include, but are not limited to, (i) our ability to maintain operations to support our customers and patients in the near-term and to capitalize on future growth opportunities, (ii) risks associated with acceptance of surgical products and procedures by surgeons and hospitals, (iii) development and acceptance of new products or product enhancements, (iv) clinical and statistical verification of the benefits achieved via the use of our products, (v) our ability to adequately manage inventory, (vi) our ability to recruit and retain management and key personnel, and (vii) the other risks and uncertainties more fully described in our periodic filings with the Securities and Exchange Commission (the “SEC”). As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements. This list of risks, uncertainties, and other factors is not complete. We discuss some of these matters more fully, as well as certain risk factors that could affect our business, financial condition, results of operations, and prospects, in reports we file from time-to-time with the SEC, which are available to read at www.sec.gov. Any or all forward-looking statements that we make may turn out to be wrong (due to inaccurate assumptions that we make or otherwise), and our actual outcomes and results may differ materially from those expressed in these forward-looking statements. You should not place undue reliance on any of these forward-looking statements. Further, any forward-looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. We undertake no obligation to update, and expressly disclaim any duty to update, our forward-looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise, except as required by law. The Company is unable to provide expectations of GAAP income (loss) before income taxes, the closest comparable GAAP measures to adjusted EBITDA (which is a non-GAAP measure), on a forward-looking basis because the Company is unable to predict without unreasonable efforts the ultimate outcome of matters (including acquisition-related expenses, accounting fair value adjustments, and other such items) that will determine the quantitative amount of the items excluded in calculating adjusted EBITDA, which items are further described in the reconciliation tables and related descriptions below. These items are uncertain, depend on various factors, and could be material to the Company’s results computed in accordance with GAAP.

a Extensive Portfolio Solutions with Complementary Technologies Improved Clinical Outcomes & Economic Value Expanded Distribution Channels & Global Commercial Reach $150M Credit Facility Provides Liquidity to Fund Growth and Scale Visionary Leadership Team with Deep Sector Experience Large Addressable Markets with High Growth Opportunities Investment Highlights Building a Leading Global Spine & Orthopedics Company

Senior Leadership Team Experienced leadership with 250+ years in spine/orthopedics Jason Shallenberger President Bone Growth Therapies Julie Andrews Chief Financial Officer Roberto Donadello Senior Vice President Global Operations Beau Standish, PhD, PEng Chief Enabling Technologies Officer Kimberley Elting President, Global Orthopedics Ehab Esmail Senior Vice President, Global Quality, Regulatory & Clinical Affairs Andres Cedron Chief Legal Officer Jill Mason Chief Compliance and Risk Officer, Deputy General Counsel, and Assistant Corporate Secretary Massimo Calafiore President and Chief Executive Officer Lucas Vitale Chief People and Business Operations Officer

Complementary High Growth Portfolio

$7B of Focused High-Growth Market Segments* | 6.1% CAGR


Synergistic
Product
Platform

Spinal Implants

Motion Preservation

Spinal Fixation

Orthopedics

Limb Reconstruction

Deformity Correction

Biologics

Cellular Allograft

Demineralized Bone Matrices

Synthetic Bone Grafts

Bone Growth Therapies

Bone Growth Stimulation

Non-Surgical Alternative

Regenerative Technology

Enabling Technologies

Machine-vision 7D FLASH™ Navigation

SmartTRAK® 2022 – 2026 U.S. Estimates

*Focused growth segments include Enabling Technologies, Motion Preservation, Interbody, DBM, LLIF/OLIF, MIS and Long Bone Stimulation

©2024 Orthofix Medical Inc. All rights reserved | 5

ORTHOFIX®

Orthopedics

Specialized portfolio of **limb reconstruction and deformity correction** products that address the most challenging orthopedic conditions

Complex Foot & Ankle Reconstruction



TrueLok™

Ring Fixation System



AHN

Ankle Hindfoot Nailing™ System



G-Beam

Fusion Beaming System™

Complex Fracture Management



TrueLok™ EVO

Ring Fixation System



XCaliber™

Hybrid Fixator



Galaxy™

Fixation System

Adult & Pediatric Limb Reconstruction



Fitbone®

Limb-Lengthening System



TL-HEX™

TrueLok Hexapod System



JuniOrtho

Pediatric Plating System™

Digital Healthcare



OrthoNext™

Platform System for Preoperative Planning

©2024 Orthofix Medical Inc. All rights reserved | 6

ORTHOFIX®

Spinal Implants

Comprehensive **best-in-class** spinal portfolio driving **rapid market adoption**

Cervical



M6-C™

Artificial Cervical Disc



NorthStar®

Posterior Cervical Fixation System



Construx™ Mini

PTC Spacer System with Nanovate™ Technology



Shoreline®

Anterior Cervical Standalone System



WaveForm™ C

3D Interbody



Admiral™

Anterior Cervical Plating System

Thoracolumbar Fixation



Mariner®

Modular Pedicle Screw System



Firebird™ NXG

Spinal Fixation System



Mariner® Deformity

Adult Deformity Posterior Fixation System



FIREBIRD™ SI

SI Fusion System

Interbodies



WaveForm™

3D Interbody



Forza™ TI

Ti Spacer System with Nanovate™ Technology



Reef® TO

NanoMetalene® with Reef Topography®



Meridian™

Spacer System



Explorer® TO

Expandable Interbody



ForzaXP™

Expandable Spacer System

©2024 Orthofix Medical Inc. All rights reserved | 7

ORTHOFIX®

Biologics

Full spectrum of biologic solutions
to enhance the fusion process and promote bone repair and growth

Cellular Allograft



Trinity Elite™

Procedural Solutions



OsteoBallast®



OsteoBallast MT



NorthStar™ Facet Fusion

Demineralized Bone Fiber



OsteoStrand® Plus



FiberFuse™

Demineralized Bone Putty



Torrent® & Torrent C
Accell Evo3® & Evo3® c
DynaGraft® II & OrthoBlast® II
Legacy™

Synthetic



Opus™ BA



Opus™ Mg Set



Mozaik™



OsteoCove™

Graft Delivery



RAPID®


O-GENESIS

O-Genesis™

Traditional Allograft



©2024 Orthofix Medical Inc. All rights reserved | 8

ORTHOFIX®

Bone Growth Therapies

Safe and effective treatment and non-surgical alternative
to overcome bone healing challenges

1 Prescribed bone growth stimulator

We are proud to be the first to offer a free recycling program so patients can properly dispose of their devices after use.

PEMF technology approved
Since 1986

1,100,000
Prescribed devices

Bone Healing Therapy



PhysioStim™
Bone Growth Therapy



AccelStim™
Bone Healing Therapy

Spine Fusion Therapy



CervicalStim™
Spinal Fusion Therapy



SpinalStim™
Spinal Fusion Therapy

©2024 Orthofix Medical Inc. All rights reserved | 9

ORTHOFIX®

Servicing the full continuum of surgical care Enabling Technologies FLASH™ Navigation with 7D Technology Machine-vision Navigation System

Diversified & Complementary Business with Broad Commercial Reach $760M* TTM Revenue *As of March 31, 2024 ~84% U.S. | ~16%  OUS Products distributed in 60+ countries

Commercial Strategy Framework Geographic Footprint Double-digit growth in global commercial reach Focused Distributors Expanded market penetration with increased dedicated distribution Diverse Sales Strategy Cross selling opportunities across direct and distribution-based sales channels Clinical Relevance Proven track record of procedural excellence, backed by compelling clinical evidence, spanning multiple markets Training and Education Programs Complementary training and education programs to deliver value to surgeons and distributors Continuum of Care Comprehensive product portfolio from pre-operative planning through post surgical COMMERCIAL STRATEGY FRAMEWORK

Key Growth Drivers

Spinal Fixation

Industry leading product and procedure launches per year & continued penetration into emerging markets

Spinal Implants & Biologics

Continue share taking at above market growth, from 50+ product launches since 2018

BGT Fracture

DD growth driven by the recent AccelStim™ launch, future product launches & increasing channel investments

Distributor Partners

Onboard additional transformative & more focused distributor partners

Orthopedics

Growth driven by channel expansion and further products launches expanding our leading TrueLok™ and Fitbone™ franchises and penetration of US market

Product Utilization

Higher product utilization per procedure from more complete portfolio

Higher Revenue Per Case

Increased participation in higher revenue complex and deformity procedures from full commercialization of Mariner® Adult Deformity Platform

Enabling Technologies

Growth from full commercial recent launch of MIS module and higher conversion of revenue earnout arrangements

©2024 Orthofix Medical Inc. All rights reserved | 13

ORTHOFIX®

Orthofix Constant Currency is calculated by applying foreign currency rates applicable to the comparable, prior-year period to present the current period net sales at comparable rates. Constant currency can be presented for numerous GAAP measures, but is commonly used by management to analyze net sales excluding the impact of changes in foreign currency rates. The reasons for and nature of non-GAAP disclosures by the Company, descriptions of the adjustments used to calculate those non-GAAP financial measures, and reconciliations of those non-GAAP financial measures to the most comparable GAAP financial measure, are provided in the Company’s press release issued and Current Report on Form 8-K filed on May 7, 2024. 23% Q1 2024 US Orthopedics YoY growth $189M Q1 2024 Revenue 7.7% Growth YoY as reported 7.5% Growth YoY at constant currency(1) 70.3% Q1 2024 Adjusted Gross Margin(2) $7.7M Q1 2024 Adjusted EBITDA 220 bps Growth YoY(2) $29.5M Cash & Cash Equivalents, 3/31/2024 Includes $2.5M in restricted cash 10% Q1 2024 Bone Growth Therapies YoY Growth 5th consecutive quarter of double-digit growth Q1 2024 Highlights

Full Year Guidance* 2024 $790 – 795M Revenue $62 – 67M Adjusted EBITDA Revenue ranges above represent 6% to 7% year-over-year growth Guidance information is as of May 7, 2024, based on guidance provided by Orthofix leadership on that date. Inclusion of this information in this presentation is not a confirmation or an update of and should not be construed or otherwise assumed to reflect ay confirmation or update of, that guidance by Orthofix leadership as of any date other than May 7, 2024. *As of the Company’s Q1 2024 Earnings Call hosted on May 7, 2024 Positive Free Cash Flow for Q4 2024

*Revenue synergies of ~$25M expected by 2025 **Cost synergies of ~$50M expected by 3 years post close of merger with incremental opportunity to reduce stock-based compensation expense **Based on due diligence, including revenue zip code analysis performed by 3rd party Broader Commercial Reach Accelerated adoption of differentiated technologies Sustainable growth & value creation Strengthened U.S. and international sales channels Rapid product innovation driving market-share taking Complementary Portfolios #1 Prescribed bone growth stimulator portfolio in the U.S. Broadest advanced DBM portfolio, market leading cellular allograft, and comprehensive line of synthetics Next generation differentiated artificial cervical disc Meaningful Revenue & Cost Synergies  Est. Revenue Synergies: >$25M* Est. Cost Synergies: ~$50M** Working Capital & Capex Synergies Merger Highlights

a Building a Leading Global Spine & Orthopedics Company Investment Highlights Extensive Portfolio Solutions with Complementary Technologies Improved Clinical Outcomes & Economic Value Expanded Distribution Channels & Global Commercial Reach $150M Credit Facility Provides Liquidity to Fund Growth and Scale Visionary Leadership Team with Deep Sector Experience Large Addressable Markets with High Growth Opportunities

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APPENDIX A

Non-GAAP Financial Measures On the Company’s Q1 2024 earnings call held on May 7, 2024, Orthofix management presented Adjusted EBITDA and Adjusted Gross Margin, both of which are non-GAAP financial measures, for the 1st quarter of 2024. The following tables present reconciliations of various financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), to various non-GAAP financial measures that exclude (or in the case of free cash flow, include) items specified in the tables. The GAAP measures shown in the tables below represent the most comparable GAAP measure to the applicable non-GAAP measure(s) shown in the table. For further information regarding the nature of these exclusions, why the Company believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company's Current Report on Form 8-K regarding this press release filed today with the SEC available on the SEC's website at www.sec.gov and on the “Investors” page of the Company’s website at www.orthofix.com.